     Comienza mi protocolo de instrumentos publicos para el ano mil novecientos noventa y uno (1991) hoy dia siete (7) de febrero de mil novecientos noventa y uno (1991).

                                                            Notario Publico

                                   NUMBER ONE

                                    MORTGAGE

     In the City of San Juan, Commonwealth of Puerto Rico, this Seventh (7th) day of February, nineteen hundred ninety-one (1991).

                                    BEFORE ME

     LEONOR M. AGUILAR-GUERRERO, Notary Public in and for the Commonwealth of Puerto Rico, with residence in Guaynabo, Puerto Rico, and office on the Tenth Floor, Royal Bank Center, Two Hundred Fifty-Five (255) Ponce de Leon Avenue, Hato Rey, San Juan, Puerto Rico.

                                     APPEARS

     AS PARTY OF THE FIRST PART: EL CONQUISTADOR PARTNERSHIP L.P., a partnership organized and existing under the laws of Delaware with a place of business at One Hundred Eighty-Seven (187) East Isla Verde Road in the Municipality of Carolina, Puerto Rico zero zero nine one three (00913), Taxpayer Identification Number 06-12-88145 (hereinafter referred to as the "Mortgagor"), represented herein by its General Partners WKA EL CON ASSOCIATES, Taxpayer Identification Number 06-12-88143, a partnership organized and exiting under the laws


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of the State of New York, herein represented by its Authorized  Signatory,  HUGH
ALANSON ANDREWS, social security number ###-##-####, of legal age, married, business executive and resident of San Juan, Puerto Rico; and KUMAGAI CARIBBEAN, INC., Taxpayer Identification Number 75-2303665, a corporation organized and existing under the laws of the State of Texas, represented by its Vice President TORU FUJITA UEDA, social security number ###-##-####, of legal age, business executive, married, and resident of San Juan, Puerto Rico.

     AS PARTY OF THE SECOND PART: PUERTO RICO INDUSTRIAL, MEDICAL, EDUCATIONAL AND ENVIRONMENTAL POLLUTION CONTROL FACILITIES FINANCING AUTHORITY, Taxpayer Identification Number 66-04-26994, with a place of business at Minillas Government Center, De Diego Avenue, Stop Twenty-Two (22), San Juan, Puerto Rico zero zero nine four zero (00940), (hereinafter referred to either as the "Mortgagee" or as the "Authority") a public corporation and a governmental instrumentality of the Commonwealth of Puerto Rico, represented by its Assistant Executive Director, Francisco Sierra Mendez, social security number ###-##-####, of legal age, married, attorney-at-law and resident of Juncos, Puerto Rico.

     The above parties have agreed and bind themselves to show their authorities for this act whenever and wherever properly required.

     I, the Notary do hereby certify that I personally know Mister


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Francisco  Sierra Mendez and that I have identified the other appearing  parties by the means provided in Article Seventeen (c) of the Notarial Law of Puerto Rico, specifically by means of the following documents of identity which contain the signature and photograph of each of the appearing parties:

     To: Hugh Alanson Andrews, United States of America Passport Number zero four one eight seven five five eight six (041875586).

     To: Toru Fujita Ueda, Commonwealth of Puerto Rico Driver's License number two one seven seven seven nine eight (2177798).

     I, the Notary, further certify and given faith through their statements as to their age, civil status, occupation and residence. They assure me that they have, and in my judgment they do have, the legal capacity to execute this instrument, and therefore they freely and of their own will and accord

                                      STATE

     FIRST: The Mortgaged Property. The Mortgagor represents and warrants that:

     (A) It is the sole owner and holder of record, with valid, good, insurable, fee simple title (pleno dominio) to the real property (the "Land") described in the Registry of Property Fajardo Section (the "Registry") as follows:

     "RUSTIC: Parcel of land located at the Cabezas Ward of the Municipality of Fajardo, Puerto Rico, with a survey area of two hundred


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fifty six cuerdas with one thousand four hundred seventy four ten thousandths of another (256.1474) equivalent to two hundred fifty acres with seven thousand one hundred seventy three ten thousandths of another (250.7173), as determined by a survey prepared by Engineer Manual Ray based on various surveys prepared by surveyors Alex Hornedo Robles and David Lebron, and an area of record of two hundred sixty-seven cuerdas with five thousand eight hundred and ninety ten thousandths of another (267.5890) bounded, on the North, by State road Nine Hundred Eighty Seven (987), by a housing lot subdivision belonging to various owners, by land property of Justino Diaz Santini and his wife Jean Robertson, by land property of Las Croabas Development Corporation, by land comprising the Marina Lanais Condominium and by the Marina access road; on the South, by land formerly owned by Fajardo Development Corporation, currently owned by Kumugai Caribbean, Inc., by land comprising the Marina Lanais Condominium, and by the Maritime Zone of the Atlantic Ocean; on the East, by land owned by Ramon Soto, by land property of Justino Diaz Santini and his wife Jean Robertson, by land comprising the Marina Lanais Condominium, and by the Maritime Zone of the Atlantic Ocean; on the West, by land owned by Justino Diaz Santini and his wife Jean Robertson, by housing lot subdivision, property of various owners, by land owned by Kumugai Caribbean, Inc., formerly Fajardo Development Corp. and by State Road Nine Hundred Eighty-Seven (987).

     According to the Registry, the Land contains the following structures and improvements:

     (a) Structure known as the Clifftop Building, consisting of a four (4) story building, which contains approximately eighty-eight (88) hotel rooms and facilities.

     (b) Administration Building consisting of a three (3) level concrete building which includes a casino area, kitchen facilities and meeting rooms.

     (c) Structure known as Sea Wing Building, consisting of an irregular shaped five (5) story concrete building with approximately two hundred thirty (230) hotel rooms and related facilities.


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

     (d) Structure known as the Lanais Building consisting of spiral shaped, four (4) level concrete building with swimming pool surrounded by two (2) structures forming a semicircle which contain approximately one hundred (100) hotel rooms and related facilities.

     (e) Structure known as the Health SPA & GYM consisting of a three (3) level concrete building with a solarium on the uppermost level, containing two (2) swimming pools.

     (f) Structure known as Hotel Villas, comprising two (2) single level buildings formerly used as transient guest apartments and executive dwellings.

     (g) Facilities known as Marina Sea Shore comprising a concrete structure, piers, docking facilities, fueling facilities, navigational aids, breakwater and other facilities for sea vessels, with an ocean opening towards the East.

     (h) Sewer Treatment installations for the treatment and disposal of sanitary sewage.

     (i)  Structure   originally   containing  the  kitchen   facilities  of  El
Conquistador Hotel.

     (j) Ocean Beach Pool, consisting of a salt-water artificial lagoon.

     The land is subject to the following liens and encumbrances of record:


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

     (A) By its origin the Land is subject to:

          (i) Easements in favor of the Puerto Rico Water Resources Authority and the Puerto Rico Aqueduct and Sewer Authority and maritime terrestrial zone easement as per certification of the Land Administration of Puerto Rico issued on September five (5) nineteen hundred ninety (1990);

          (ii) Right of Way Easement resulting from Deed Number Twenty-One (21) dated February eight (8), nineteen hundred sixty-five (1965) executed before Notary Public Guillermo Baralt.

          (iii) Restrictive covenant of sale (the "Real Property Rights") in favor of the property known as Finca Consuelo Inc., as provided in Deed of Sale Number Forty-Eight (48) executed in San Juan, Puerto Rico, on November twenty-three (23), nineteen hundred eighty- eight (1988) before Notary Public Jose R. Jimenez del Valle; and

          (iv) Mortgage securing a promissory note to the order of United Federal Savings and Loan Association, for the principal amount of ONE HUNDRED FORTY-FIVE THOUSAND DOLLARS ($145,000) payable with interest at the rate of eight percent (8%) per annum, as per Deed Number Ninety-Eight (98) executed in Guaynabo, Puerto Rico on March six (6), nineteen hundred seventy-three (1973) before Notary Public Alfredo Olivero Irizarry, and recorded at page fifty (r)
(50r) of volume two hundred five (205) of the Registry.


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     (B) By itself the Land is free of liens and encumbrances.

     The Mortgagor represents and warrants to The Mortgagee that by Deed Number Three (3) of Transfer of Real Property Rights in Liquidation of Corporation and Cancellation of Stock, Purchase and Sale and Cancellation of Restrictive Covenants executed before Notary Public Silvestre M. Miranda on January twenty-eight (28), nineteen hundred ninety-one (1991) ("Deed Three"), the Mortgagor cancelled the Real Property Rights. A certified copy of Deed Three is pending recordation at the Registry of Property of Puerto Rico, Fajardo Section.

     Pursuant to Deed of Consolidation of Properties Number Six (6) executed before Notary Silvestre M. Miranda on February seventh (7th), nineteen hundred ninety-one (1991), a certified copy of which is being presented for recordation concurrently with a certified copy of this Deed, the Land was formed by the grouping of the following parcels of land:

     Parcel One:

     "RUSTIC: Parcel of land located at the Cabezas Ward of the Municipality of Fajardo, Puerto Rico, with a survey area of two hundred twenty three cuerdas with nine hundred eight ten thousandths of another (223.0908 cds.), equivalent to two hundred sixteen acres with six thousand six hundred ninety seven ten thousandths of another (216.6697) as determined by a survey prepared by Engineer Manual Ray based on various surveys prepared by surveyor Alex Hornedo Robles and David Lebron, and an area of record of two hundred thirty one cuerdas with six thousand four hundred and ninety eight ten thousandths of another (231.6498) bounded, on the North, by land owned by El Conquistador Partnership L.P., formerly the estate of Rosa Mendez Abraham, by State Road Nine Hundred Eighty Seven (987), by land property of Luis Enrique Cayere Biamon, by land property of El Conquistador Partnership L.P., formerly owned by Enrique Cayere and his wife Ana Luisa Biamon, by


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

land property of Las Croabas Development Corporation, by land comprising the Marina Lanais Condominium and by the marina access road; on the South, by land formerly owned by Fajardo Development Corporation, currently owned by Kumagai
Caribbean, Inc., by land owned by El Conquistador Partnership L.P., by land comprising the Marina Lanais condominium, and by the Maritime Zone of the Atlantic Ocean; on the East, by land owned by Ramon Soto, by land property of Justino Diaz Santini and his wife Jean Robertson, by land owned by El Conquistador Partnership L.P., formerly Enrique Cayere and Ana Luisa Biamon, by land comprising the Marina Lanais Condominium, and by the maritime Zone of the Atlantic Ocean; on the West, by land owned by Justino Diaz Santini and his wife Jean Robertson and by land owned by El Conquistador Partnership L.P., formerly owned by Enrique Cayere and Ana Luisa Biamon, by housing lot subdivision, property of various owners, by land formerly owned by estate of Rosa Mendez Abraham, currently owned by El Conquistador Partnership L.P., by State Road Nine Hundred Eighty-Seven (987) and by land owned by Kumagai Caribbean, Inc., formerly Fajardo Development Corp.

     According to the Registry, the above described Parcel A contains the following structures and improvements:

     (a) Structure known as the Clifftop Building, consisting of a four (4) story building, which contains approximately eighty eight (88) hotel rooms and related facilities.

     (b) Administration Building consisting of a three (3) level concrete building which includes a casino area, kitchen facilities and meeting rooms.

     (c) Structure known as Sea Wing Building, consisting of an irregular shaped five (5) story concrete building with approximately two hundred thirty (230) hotel rooms and related facilities.

     (d) Structure known as the Lanais Building consisting of a spiral shaped, four (4) level concrete building with swimming pool surrounded by two (2) structures forming a semicircle which contain approximately one hundred (100) hotel rooms and related facilities.

     (e) Structure known as the Health SPA & GYM consisting of a three (3) level concrete building with a solarium on the uppermost level, containing two (2) swimming pools.

     (f) Structure known as Hotel Villas, comprising two (2) single


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level  buildings  formerly  used as transient  guest  apartments  and  executive dwellings.

     (g) Facilities known as Marina Sea Shore comprising a concrete structure, piers, docking facilities, fueling facilities, navigational aids, breakwater and other facilities for sea vessels, with an ocean opening towards the East.

     (h) Sewer Treatment installations for the treatment and disposal of sanitary sewage.

     (i)  Structure   originally   containing  the  kitchen   facilities  of  El
Conquistador Hotel.

     (j) Ocean Beach Pool, consisting of a salt water artificial lagoon.

     (k) Parcel One was acquired by the Mortgagor from The Puerto Rico Lands Administration pursuant to Deed of Purchase and Sale Number Five (5) executed at San Juan, Puerto Rico, on February seventh (7th), nineteen hundred ninety-one
(1991) before Notary Public Silvestre M. Miranda, certified copy of which is being filed at the Registry of Property of Fajardo, contemporaneously with certified copy of this Deed.

     (l) Parcel One was formed by the grouping of the following Parcels of land:
Tract "A", recorded at page two hundred thirty four (234) of volume two hundred thirty-three (233) of Fajardo, Property Number four thousand eight hundred thirty-one (4,831); Tract "B", recorded at page sixty-nine (69) overleaf of volume one hundred forty-five (145) of Fajardo, Property Number one thousand nine hundred thirty-five (1,935); Tract "C", recorded at page twenty-five (25), overleaf of volume two hundred ninety-one (291) of Fajardo, Property Number six thousand two hundred ninety-one (6,291); Tract "D", pending recordation at Entry two hundred ninety-three (293) of volume thirty-eight (38) of the Book of Daily Entries of the Registry of Property of Puerto Rico, Fajardo Section.

     Parcel Two:

          "RUSTICA: Radicada en el Barrio Las Cabezas del termino municipal de Farjardo, Puerto Rico, compuesta de quince cuerdas con cuatro mil cuatrocientas (cuarenta y cinco diez milesimas de una cuerda (15.4445 cds) colindando por el Norte, con terrenos de Trade Winds Corporation; por el Sur, con terrenos de la parcela de donde se segrega propiedad de Fajardo Development Corporation; por el Este, con


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la zona  maritima del Oceano  Atlantico y por el Oeste,  con terrenos de Farjado
Development Corporation.

          (a) Parcel Two is recorded at page two hundred fifty-eight (258) of volume two hundred twelve (212) of Farjardo, Registry of the Property of Puerto Rico, Farjardo Section, property number seven thousand eighty hundred seventy-five (7,875).

          (b) The Mortgagor acquired title to the aforedescribed parcel of land from Fajardo Ocean View Development S.E., pursuant to Deed number eleven (11), executed at San Juan, Puerto Rico on November sixteen (16), nineteen hundred ninety (1990) before Notary Public Silvestre M. Miranda and was filed for recording at entry three hundred six (306) of volume thirty-eight (38) of the Book of Daily Entries of the Registry of the Property of Puerto Rico, Fajardo Section.

     Parcel Three:

          "RUSTICA: Radicada en el Barrio Las Cabezas del termino municipal de Fajardo, Puerto Rico, con un area superficial de doce cuerdas con cuatro mil novecientas cuarenta y siete diez milesimas de otra (12.4947 cds.), en lindes por el Norte, con la Trade Winds Corporation; por el Sur, con la finca principal de cual se segrega; por el Este, con la finca principal de law cual se segrega y por el Oeste, con terrenos de la Fajardo Development Corporation.

          (a) Parcel Three is recorded at page twenty-three (23), overleaf of volume one hundred ninety (190), Registry of the Property of Puerto Rico, Fajardo Section, Property Number six thousand five hundred twenty-eight (6,528).

          (b) The Mortgagor acquired title to the aforedescribed property from Fajardo Ocean View Development S.E. pursuant to deed number eleven (11) executed at San Juan, Puerto Rico, in November sixteen (16), nineteen hundred ninety
(1990), before Notary Public Silvestre M. Miranda, which was filed for recordation at entry three hundred six (306) of volume thirty-eight (38) of the Book of Daily Entries of the Registry of the Property of Puerto Rico, Fajardo Section.

     Parcel Four:

          "RUSTIC: Parcel of land located in the Las Cabezas Ward of the Municipality of Fajardo with an area of record of six (6) cuerdas equivalent to twenty-three thousand five hundred eighty-two and


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three hundred seventy-six  thousandths  (23,582.376) square meters, and an area, in accordance with a survey carried out by surveyor Alex Hornedo Robles, license number eleven thousand seven hundred forty-seven (11,747), of five cuerdas with one thousand sixty-two ten thousandths of another (5.1062 cds.) equivalent to twenty thousand sixty-nine square meters with two thousand two hundred and eighty ten thousandths of another (20,069.2280), currently bounded, on the North and on the West by the right of way of State road number nine hundred eighty-seven (987), on the South and on the East by land currently property of the Puerto Rico Lands Administration comprising the former El Conquistador Hotel.

          (a) Parcel Four was formed and title to the same was acquired by the Mortgagor from A&M Contractors, Inc. pursuant to Deed of Partial Cancellation of Mortgage, Consolidation of Parcels and Purchase and Sale Number seven (7) executed in San Juan, Puerto Rico on January twenty-two (22), nineteen hundred ninety-one (1991), before Notary Public Juan Antonio Aquino Barrera, which deed was filed for recordation at entry five hundred eighty-one (581) of volume thirty-nine (39) of the Book of Daily Entries of the Registry of the Property of Puerto Rico, Fajardo Section, and is composed of the consolidation of Property Number one thousand one hundred seventy (1,170), recorded at page two hundred twenty-eight (228) of volume twenty-eight (28) of the Registry of the Property of Fajardo and Property Number one thousand one hundred sixty-nine (1,169), recorded at page two hundred twenty (220) of volume twenty-eight (28) of the Registry of the Property of Puerto Rico.

     Parcel Five:

          "RUSTICA: Parcela de terreno sita en el Barrio Las Cabezas de Fajardo marcada con los numeros tres (3) y cuatro (4) con Cabida superficial de dos (2) cuerdas equivalentes a siete mil ochocientos sesenta metros con setenta y ocho centesimas de metros cuadrados (7,860.78 mc) y en colindancias por el Norte con parcela marcada numero dos (2); Sur, carretera pavimentada que conduce al Hotel El Conquistador; Este, con terrenos de Trade Winds Development, Inc. y por el Oeste con terrenos de Trade Winds Development Corp."

          "Contiene una estructura de dos plantas y media construida en hormigon."

               (a) Parcel Five is recorded at page fifty (50) of volume two hundred five 9205) of Farjardo, property number seven thousand four hundred twenty (7,420).


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

               (b) The Mortgagor acquired title to the aforedescribed property from Ana Luis Biamon, pursuant to Deed Number Ten (10), executed at San Juan, Puerto Rico, on January twenty-nine (29), nineteen hundred ninety-one (1991), before Notary Public Juan Antonio Aquino Barrera, filed for recordation at entry five hundred seventy-nine (579) of volume thirty-nine (39) of the Book of Daily Entries for the Registry of the Property of Fajardo.

     The Land, the Improvements (as hereinafter defined) and the Lease Rights (as hereinafter defined) are referred to herein collectively as the "Mortgaged Property."

          (a) The Improvements shall consist of all presently existing or hereafter constructed buildings, structures and improvements on the Mortgaged Property and any appurtenances or additional thereto, as well as any accessions thereto in the future, including but not limited to the following:

               (i) all buildings or structures constructed thereon and all other buildings and improvements of every kind and description now or hereafter erected or placed on the Land and all materials intended for construction, reconstruction, maintenance, alteration and repairs of such buildings, title to which materials reside in the Mortgagor, all of which materials shall be deemed to be included within the Mortgaged Property immediately upon the delivery thereof to the Mortgagor at the Land and all other property immoveable either by nature or destination now owned or hereafter acquired by the Mortgagor and now or hereafter located on said Land or in said buildings or any such other buildings or


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improvements used either for its adornment or for the purpose of comfort, or for the service of the industry operated on such building or structure, even though the aforesaid shall have been attached to the same after the constitution of the Mortgage; and

               (ii)  all  fixtures  and  articles  of  movable  property  now or hereafter owned by the Mortgagor and attached to, contained in, located on or used in connection with the Land or in connection with any improvements thereto, including, but not limited to all furniture, furnishings, motors, transformers, fittings, radiators, gas ranges, ice boxes, refrigerators, awnings, shades, screens, blinds, drapes, office equipment, word processors, computers, typewriters, telephone and communications equipment and installations, elevators, conveyors, kitchen, bar-room and restaurant equipment, plates, forks, knives, spoons, silverware, napkins, tablecloths, tables, glasses, chinaware, cups, cooking equipment and installations, electrical appliances, television sets, radios, beds, vanities, chairs, mirrors, pillows, curtains, blankets, sheets, towels, bathroom equipment, mattresses, box springs, sprinkler equipment, carpeting, and other furnishings and all plumbing, heating, laundry, ventilating, refrigerating, incinerating, lighting, air conditioning and electrical equipment, compressors and related machinery, equipment and apparatus, and all fixtures and appurtenances thereto; and all renewals or replacements thereof or articles in substitution therefor, whether or not the

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same are or shall be attached to said buildings or structures in any manner,  it being understood and agreed that all the aforesaid property and any replacement or addition thereto owned by the Mortgagor and placed by it on the Land or on or in the improvements located thereon have been specially designed for use in connection with the operation of a destination resort hotel and casino and that the Mortgagor operates or will operate a destination resort hotel and casino doing business as El Conquistador Resort and Country Club in connection with which the same will be used, and, that for such purpose, the aforesaid property and any replacement or addition thereto shall be deemed to be immovable property, by nature or destination, affixation, incorporation, or appropriation to use, and shall be deemed necessary for and integral to the operation of the Mortgaged Property as a first-class destination resort hotel and casino; and

               (iii) all right, title and interest of the Mortgagor, including any after-acquired title or reversion, in and to the beds of the ways, streets, avenues and alleys adjoining the Mortgaged Property, together with all singular tenements, hereditaments, easements, appurtenances, passages, waters, water rights, riparian rights and other rights, liberties and privileges thereof or in any way now or hereafter appertaining, including any claim at law or in equity.

     (b) In addition to the Land and the Improvements, the Mortgaged Property shall also consist of all rights of the Mortgagor (the

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

"Lease Rights") to receive payments of money under all concessions or leases of space existing or at any time hereafter made and any and all amendments, modifications, supplements, renewals and extensions thereof (all of such concessions and leases being referred to individually as an "Occupancy Lease" and collectively as the "Occupancy Leases"), including without limitation, all rents, additional rents, revenues, earnings, profits and income, payments incident to any assignment, sublease or surrender of any Occupancy Lease, claims for forfeited deposits and claims for damages which are due and unpaid with respect to any Occupancy Lease at the time payment of the secured loan is required.

     SECOND: The Mortgaged Notes. Simultaneously herewith Mortgagor has subscribed before me three (3) mortgage notes, which are copied literally in Paragraph FOURTEENTH hereof, as Series A ("Mortgage Note A"), Series B ("Mortgage Note B") and Series C ("Mortgage Note C") (collectively, the
"Mortgaged Notes"). The Mortgagor will pay, on demand, the principal of and interest on the Mortgage Notes and all other sums due or to become due pursuant to the Mortgage Notes, this Mortgage, or any pledge agreements pursuant to which the Mortgage Notes may be pledged or assigned.

     THIRD: Creation of Mortgage. In order to guarantee and secure:

          (i) the full and complete payment of the principal of and

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

the interest on the Mortgage Notes;

          (ii) the performance and observance of the terms therein and herein contained;

          (iii) an additional credit in an amount equal to five (5) years of interest as provided in the respective Mortgage Notes to cover accrued and unpaid interest on the Mortgage Notes pursuant to the provisions of Article One Hundred Sixty-Six (166) of the Mortgage and Registry of Property Law of Puerto Rico (30 L.P.R.A. 2562) (hereinafter called the "interest credit");

          (iv) an additional credit in an amount equal to fifteen percent (15%) of the principal amount of Mortgage Note A to cover any amounts that may be paid by or advanced by the Mortgagee pursuant to Article Eighth hereof (including, without limitation, for all or any environmental matters), together with interest thereon at the highest legal rate then prevailing (hereinafter called the "credit for additional advances");

          (v) an additional credit in an amount up to but no greater than five percent (5%) of the principal amount of the Mortgage Notes to cover the actual costs and actual expenses (including attorneys' fees) of the holder of the Mortgage Notes, payable without necessity for approval by any court, in the event that such holder shall have recourse to the courts or to any other governmental agency in order to collect all

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

or any part of the principal thereof or any interest thereon (by foreclosure or other proceedings or action) (hereinafter called the "credit for liquidated damages"); and

          (vi) an additional credit in an amount equal to fifteen percent (15%) of the principal amount of Mortgage Note A to cover any additional amounts that may be paid or advanced by the Mortgagee in connection with the completion of the improvements presently contemplated to be constructed on the Mortgaged Property, which improvements shall consist of approximately 750 guest rooms, approximately 50,000 square feet of meeting space (including prefunctionary space), six restaurants, approximately 13,000 square feet of retail space, an approximately 10,000 square foot casino, a marina, approximately 100,000 square feet of swimming pools and water features, an 18-hole golf course, an approximately 40,000 square foot clubhouse and spa facility, eight tennis courts, related amenities and facilities and all related furniture, fixtures and equipment (hereinafter called the "credit for additional amounts").

          Mortgagor hereby constitutes and creates a voluntary first mortgage in favor of the Mortgagee on the Mortgaged Property (references herein to Mortgagee shall be deemed to include the Authority and any future holders of the Mortgage Notes either by endorsement or assignment and in the event that any of the Mortgage Notes is delivered

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

in pledge to secure Mortgagor's obligations under any pledge agreement, the term Mortgagee shall also refer to the Pledgees of such Mortgage Note under such pledge agreement).

     FOURTH:   Additional   Representations   and   Warranties.   The  Mortgagor
represents, warrants and covenants to the Mortgagee as follows:

          (a) The Mortgagor, by its execution and delivery hereof, is mortgaging to the Mortgagee all of its right, title and interest in and to the Mortgaged Property.

          (b) The Mortgagor is the sole and valid owner of the Improvements located on the Land; the Mortgagor has full right, power and authority to mortgage the Mortgaged Property to the Mortgagee pursuant hereto; the Mortgagor knows of no adverse claim to the title and/or possession of the Mortgagor in or to the Land, or the Improvements thereon; and no fire or casualty has affected the Mortgaged Property within sixty (60) days prior to the date hereof; and the Mortgagor knows of no actual or proposed condemnation or eminent domain proceeding or settlement in lieu thereof.

          (c) The Mortgagor, at its sole cost and expense, will warrant and defend to the Mortgagee such title to the Mortgaged Property, and the lien of the Mortgagee thereon and therein against all claims and demands and will maintain and preserve such lien and will keep this

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

Mortgage a valid and direct mortgage lien upon the Mortgaged Property, subject only to the Permitted Encumbrances and prior, at all times, to all Occupancy Leases.

          (d) The Mortgagor will pay, or cause to be paid, all charges for all public and private utility services at any time rendered to, or the payment of which is the obligation of, the Mortgagor in connection with the Mortgaged Property, or any part thereof, and will do all other things required for the maintenance and continuance of all such services.

          (e) It has taken all necessary and proper action, which has not been modified or revoked, to enter into this Mortgage and the execution and delivery of this Mortgage by the Persons who have signed this Mortgage on behalf of the Mortgagor have been duly qualified and are sufficient action to constitute this Mortgage as a valid, binding and enforceable obligation of the Mortgagor.

     FIFTH: Maintenance of the Mortgage Property. The Mortgagor will at all times maintain, preserve and keep, or cause to be maintained, preserved or kept, all and each part of the Land and the Improvements in good repair, working order and condition, such that the Mortgaged Property will be maintained and operated as part of a first-class destination resort. The Mortgagor will supply the Mortgaged Property, and keep the same or cause the same to be kept and supplied, with all necessary supplies and equipment and make all needful and proper repairs, renewals and replacements thereto, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen. All such repairs, renewals and replacements shall be at least equal in quality, value and class to the original Improvements. Without limiting the generality of the foregoing, the Mortgagor covenants that it will not cause or permit to suffer damage, deterioration, loss or waste to the Mortgaged Property, other than that resulting from normal wear and tear. The Mortgagor will not alter, add to, remove or demolish any building, structure or property forming part of the Mortgaged Property without the prior written consent of the Mortgagee, except to the extent permitted in any pledge agreement pursuant to which any of the Mortgage Notes is pledged or assigned.

     SIXTH: Assignment of Leases and Rents. The Mortgagor hereby absolutely and irrevocably mortgages and assigns to the Mortgagee all rents, income and other sums due to the Mortgagor under each Occupancy Lease now existing or hereafter entered into, together with the right to collect and receive the same provided if and so long as no Event of Default (as hereinafter defined) shall have occurred and be continuing, the Mortgagor shall have the right to collect and receive such rents and other sums for its own uses and purposes. Upon the occurrence of an Event of Default, all such rents and other sums shall be collected and held by the Mortgagee to be applied as deemed appropriate in the sole discretion of the Mortgagee to the obligations secured hereunder and in such other manner as is permitted pursuant to the terms hereof and of any pledge agreement pursuant to which any of the Mortgage Notes may be pledged or assigned. The Mortgagee shall notify the Mortgagor of its exercise of its right to collect rent and other sums at the same time that it notifies any tenants thereof; provided, however, that failure on the part of the Mortgagee to give such notice to the Mortgagor shall not operate as a waiver of the right of the Mortgagee to collect and receive all rents, income and other sums due to the Mortgagor under each Occupancy Lease. The assignment of rents, income and other benefits contained herein shall constitute an absolute assignment, subject, however, to the conditional permission given herein to the Mortgagor to collect and use such rents, income and other benefits. The foregoing assignment shall be fully operative without any further action on the part of either party and the Mortgagee shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to all rents, income and other benefits from the Mortgaged Property, whether or not the Mortgagee takes possession of the Mortgaged Property. The Mortgagor hereby further grants to the Mortgagee and its agent the right, at the Mortgagee's option, upon the occurrence of an Event of Default, to
(i) enter upon and take possession of the Mortgaged Property for the purpose of collecting said rents, income and other benefits, (ii) dispossess by the usual summary proceedings any lessee defaulting in its obligations pursuant to its Occupancy Lease beyond any applicable grace and/or notice period, (iii) let the Mortgaged Property, or any part thereof, to the extent permitted by law, and (iv) apply such rents, income and other benefits, after payment of all necessary charges and expenses, on account of the indebtedness and other sums secured hereby or by any pledge agreements pursuant to which any of the Mortgage Notes may be pledged or assigned. Such assignment and grant shall continue in effect until the indebtedness and other sums secured by this Mortgage, and by any pledge agreements pursuant to which the Mortgage Notes may be pledged or assigned, are paid in full, the execution of this Mortgage constituting and evidencing the irrevocable consent of the Mortgagor to the entry upon and taking possession of the Mortgaged Property by the Mortgagee pursuant to such grant. Neither the exercise of any rights under this Paragraph SIXTH by the Mortgagee nor the application of any such rents, income or other benefits to the indebtedness and other sums secured hereby shall cure or waive any Default, Event of Default or notice of Default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

     SEVENTH: Insurance. As is provided in Article One Hundred Sixty (160) of the Mortgage and Property Registry Act of Puerto Rico Act Number One Hundred Ninety-Eight (198) of August ten (10), nineteen hundred seventy-nine (1979), Thirty Laws of Puerto Rico Annotated Two Thousand Five Hundred Fifty-Six (30 L.P.R.A. 2556), this Mortgage shall be extensive to, and shall cover, all indemnities to which the Mortgagor may be entitled under any policy of insurance covering the Mortgaged Property or any part thereof, and the Mortgagee shall be entitled to receive directly from the insurance underwriter(s) all payments which become due under any such policy(ies) of insurance unless otherwise provided in any pledge agreements under which any of the Mortgage Notes are pledged or assigned. Such payments shall be applied in the manner provided in any pledge agreements or other instrument under which the Mortgage Notes are pledged or assigned.

     EIGHTH: Additional Advances. The Mortgagee, without consent of or demand upon the Mortgagor and without waiving or releasing any obligation or Default or Event of Default, may (but shall be under no obligation to) at any time advance such funds as may in the Mortgagee's judgment be needed for the purposes of (i) paying real estate taxes assessed against the Mortgaged Property which the Mortgagor has failed to pay, (ii) maintaining insurance coverage on the Mortgaged Property as required hereunder or otherwise as set forth in any pledge agreements pursuant to which any of the Mortgage Notes have been pledged or assigned, (iii) complying with any Legal Requirements relating to environmental matters with which the Mortgagor has failed to comply or (iv) paying any other expenses which the Mortgagee reasonably determines to be necessary to preserve the value of the Mortgaged Property, and the Mortgagor may, in such event, enter upon the Mortgaged Property for such purpose and take all action thereon that it considers necessary or appropriate, and may take such other and further action as it may consider necessary or appropriate for such purposes. All sums so advanced or paid by the Mortgagee and all costs and expenses (including, without limitation, attorneys' fees and expenses) so incurred, together with interest thereon at the rate provided for in the Mortgage Note from the date of payment or incurring, shall constitute additional indebtedness secured by this Mortgage and shall be paid by the Mortgagor to the Mortgagee on demand, regardless of the due date of the remainder of the indebtedness secured by this Mortgage.

     NINTH: Further Assurances; Additional Security. The Mortgagor, at its expense, will execute, acknowledge, deliver and record all such instruments and take all such action as the Mortgagee from time to time may request better to assure the Mortgagee that the properties and rights hereby mortgaged and assigned or intended to have been mortgaged and assigned have so been. Without notice to or consent of the Mortgagor, and without impairment of the lien of and rights under this Mortgage, the Mortgagee may take from (but the Mortgagor shall not be obligated to furnish to) the Mortgagor or from any other Person or

Persons (as hereinafter defined) additional security for all or any of the Mortgage Notes or for the obligations of the Mortgagor secured by the assignment or pledge of any of the Mortgage Notes; and neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent the Mortgagee from resorting first to such additional security, or to the security created by this Mortgage, in either case without affecting the Mortgagee's lien and rights under this Mortgage.

     TENTH: Foreclosure Valuation. In compliance with Article One Hundred Seventy-Nine (179) of the Mortgage and Property Registry Act of Puerto Rico [Act Number One Hundred Ninety-Eight (198) of August ten (10), nineteen hundred seventy-nine (1979) Thirty Laws of Puerto Rico Annotated Two Thousand Five Hundred Seventy-Five (30 L.P.R.A. 2575)], the Mortgagor hereby declares and agrees for the purpose of foreclosure that the value of the Mortgaged Property is the amount of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000).

     ELEVENTH: Foreclosure. In the event that any of the Mortgage Notes is assigned or pledged or otherwise encumbered by the Mortgagor as collateral security for the payment of any other note or debt of the Mortgagor or of any other Person, the Mortgagor agrees that:

          (a) The Mortgagee may foreclose this Mortgage and may exercise all other rights, remedies, powers and privileges provided herein or now or hereafter existing at law, in equity, by statute, or otherwise, without first foreclosing the pledge or other lien so constituted upon the respective Mortgage Note, to the same extent and with the same force and effect as if such Mortgage Note had been assigned or transferred directly to the Mortgagee rather than assigned or pledged as collateral security, provided that nothing contained in this paragraph ELEVENTH shall relieve the Mortgagee from the obligation to comply with thee terms of any pledge agreements or other instruments under which any Mortgage Note is assigned or pledged.

          (b) The Mortgagor will not exercise any right which it might have to cancel the record of the Mortgage by reason of lapse of time counted from the date of the constitution of the Mortgage either under the provisions of Article One Hundred Forty-Five (145) of the Mortgage and Property Registry Act of Puerto Rico [Act Number One Hundred Ninety-Eight (198) of August ten (10), nineteen hundred seventy- nine (1979), Thirty Laws of Puerto Rico Annotated Two Thousand Four Hundred Sixty-Nine (30 L.P.R.A. 2469)] or otherwise and further agrees, whenever requested by the Mortgagee, to execute and file in the appropriate Registry, at the Mortgagor's sole cost and expense, any and all supplemental instruments which may be necessary or convenient in the judgment of the Mortgagee for the preservation of the lien of this Mortgage until full payment of the notes or debts so secured by the liens of the Mortgage Notes and full payment of any obligations secured by any pledges of the Mortgage Notes. Without limiting the generality of the foregoing, the Mortgagor agrees that, unless the Mortgagee shall consent in writing to the cancellation of the Mortgage at an earlier date, the Mortgage shall be conclusively presumed to subsist for a period of twenty-five (25) years from the date of its constitution; and the Mortgagor does hereby waive any right which it might otherwise have under said Article One Hundred Forty-Five (145) of the Mortgage and Property Registry Act to apply for an earlier cancellation of the record of the Mortgage.

          (c) The Mortgagee may upon the occurrence of any Event of Default hereunder or under any pledge agreement pursuant to which any of the Mortgage Notes has been pledged or assigned, petition the court having jurisdiction over the Mortgaged Property to appoint a receiver for the Mortgaged Property, including all rents, issues and profits therefrom, and said receiver shall have the broadest powers and faculties permitted to be granted to a receiver by the court and his appointment shall be made by the court as a matter of absolute right granted to the Mortgagee without taking into consideration the value of the Mortgaged Property or the solvency of the Mortgagor or of any other party to the action, and the Mortgagor hereby consents to the appointment of such a receiver and agrees not to oppose the same, and waives any requirement for such a receiver to post a bond of any kind.

     TWELFTH: Definitions. As used in this Mortgage, the following terms shall have the following respective meanings:

          "Default" shall mean any event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

          "Event of Default" shall have the meaning ascribed thereto in paragraph Seventeenth hereof.

          "Governmental Authority" shall mean any court, agency, authority, board (including, without limitation, any environmental protection, planning or zoning board), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States, the Commonwealth of Puerto Rico, or the Municipality of Fajardo, whether now or hereafter in existence, having jurisdiction over the Mortgagor or the Mortgaged Property.

          "Impositions" shall mean all real estate and other taxes, all assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof or while this Mortgage is in force), water, sewer, electricity, utility and other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed on or in respect of or be a lien upon (a) the Mortgaged Property or any part thereof or any rents, issues, income, profits or earnings therefrom or any estate, right or interest therein, or (b) any occupancy, use or possession of or sales from the Mortgaged Property or any part thereof, or (c) any of the Mortgage Notes, this Mortgage, any interest hereon or any other payments due from the Mortgagor under the terms of this Mortgage; excepting, however, the income taxes now or hereafter imposed by the Untied States under the Internal Revenue Code of nineteen hundred eighty-six (1986), as amended from time to time, and by the Commonwealth of Puerto Rico under the Income Tax Act of nineteen hundred fifty-four (1954) [Act Number Ninety-One (91), approved on June twenty-nine (29), nineteen hundred fifty-four (1954)], as amended, or under any other Act of Congress or Act of the Legislature of Puerto Rico of the same nature, modifying, amending, or substituting the statutes above mentioned.

          "Legal Requirements" shall mean collectively (i) all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of any Governmental Authority having jurisdiction over the Mortgaged Property, the Mortgagor or any tenant of all or any of its commercial spaces, foreseen or unforeseen, ordinary or extraordinary

(including, without limitation, fire, health, handicapped access, sanitation, ecological, historic, zoning, environmental protection, wetlands, and building laws or regulations), which now or at any time hereafter may be applicable to the Mortgaged Property or any part thereof, or any of the streets, alleys, passageways, sidewalks, curbs, gutters, vaults or vault spaces adjoining the Mortgaged Property or any part thereof, or any use or condition of the Mortgaged Property or any part thereof, (ii) all material requirements of each permit, license, authorization and regulation relating to the Mortgaged Property, or any portion thereof, or to the ownership, leasing, use, occupancy, possession, operation or maintenance thereof and (iii) all requirements of the Puerto Rico Fire Department, the Factual Mutual System or the Industrial Risk Insurors or other similar body acting in and for the Commonwealth of Puerto Rico and all requirements of each insurance policy covering or applicable to all or any portion of the Land, or the use thereof, which are maintained or required to be maintained by the Mortgagor or of which the Mortgagor has notice, and all requirements of the issuer of each such policy, including any which may require repairs, modifications or alterations (structural or otherwise) in or to the Mortgaged Property, or any portion thereof.

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, or the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction (other than informational filings in respect of equipment leased under any lease not intended as security, within the meaning of the Uniform Commercial Code) and any comparable financing statement under the laws of the Commonwealth of Puerto Rico.

          "Permitted Encumbrances" shall have the meaning ascribed hereto in paragraph Eighteenth hereof.

          "Person" shall mean an individual, corporation, partnership, joint venture, trust, association or any other entity or organization, including a government or political subdivision, agency or instrumentality thereof.

     THIRTEENTH: Miscellaneous. (a) Successors; No Oral Modification; Headings. All of the terms of this Mortgage shall apply to and be binding upon the successors and assigns of the Mortgagor and all Persons claiming under or through the Mortgagor or any such successor or assign, and shall inure to the benefit of the Mortgagee and its successors and assigns. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Mortgagee, notice of which is endorsed on the respective Mortgage Notes. No notice to or demand on the Mortgagor in any case shall entitle the Mortgagor to any other or further notice or demand in similar or other circumstances. The headings of the clauses of this Mortgage have been inserted for convenience of reference only and shall in no way define, modify or restrict any of the provisions hereof.

     FOURTEENTH: The Mortgage Notes. The Mortgage Notes referred to in paragraph SECOND of this Deed are literally transcribed herein as follows:

          (a) Mortgage Note A is literally transcribed herein as follows:

                            "MORTGAGE NOTE

     "VALUE:           120,000,000 Series A
     "DUE DATE:      ON DEMAND

     "FOR VALUE RECEIVED, on demand, the undersigned promises to pay to PUERTO RICO INDUSTRIAL, MEDICAL, EDUCATIONAL AND ENVIRONMENTAL POLLUTION CONTROL FACILITIES FINANCING AUTHORITY (hereinafter the "Authority") or its order, the principal sum of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000) with interest on the unpaid balance at a fluctuating annual rate (computed on the basis of a 360-day year and the actual number of days elapsed) equal to two percent (2% ) over and above the "reference rate," as defined below, such fluctuating rate to change simultaneously with the changes in the reference rate, from the date of this Mortgage Note until full payment hereof. As used herein, the term "reference rate" shall mean at any time the lower of (i) the fluctuating rate of interest announced publicly from time to time by The Chase Manhattan Bank, N.A. in New York, New York as its "prime," "base," or "reference" rate and (ii) the fluctuating rate of interest announced publicly from time to time by Citibank, N.A. in New York, New York as its "prime," "base," or "reference" rate, it being understood that such rates shall not necessarily be the best or lowest rates of interest available to such bank's best or more preferred large commercial customers. Anything herein to the contrary notwithstanding, if the rate of interest required to be paid hereunder exceeds the rate lawfully chargeable, the rate of interest to be paid shall be automatically reduced to the maximum rate lawfully chargeable so that no amounts shall be charged which are in excess thereof, and, in the event it should be determined that any excess over such highest lawful rate has been charged or received, the holder hereof shall promptly refund such excess to the undersigned; provided, however, that, if lawful, any such excess shall be paid by the undersigned to the holder hereof as additional interest (accruing at a rate equal to the maximum legal rate minus the rate provided for hereunder) during any subsequent period when regular interest is accruing hereunder at less than the maximum legal rate. The Mortgagee shall be entitled to charge the maximum late charge permitted by law on any overdue principal under this Mortgaged Note. Interest hereunder shall be payable on demand, and payments of interest and principal shall be made at the office or domicile of the Authority within the Commonwealth of Puerto Rico, or at such other place as may be designated in writing by said Authority or any holder hereof.

     "The undersigned, and all others who may become liable for all or any part of this obligation whether as maker, principal, surety, guarantor or endorser, agree hereby to be jointly and severally liable and jointly and severally waive demand, presentment, protest, notice of dishonor and non-payment and any and all lack of diligence or delays in collection or enforcement hereof, and expressly agree to extend to the Authority or any holder hereof the right of set-off or compensation prior to, on or after maturity or default, and consent to any application of payment of any monies in possession of the Authority or any holder hereof belonging to the undersigned or any obligor hereunder related to this Mortgage Note and to any extension of time, modification of the terms of payment, releases of any party liable for this obligation, release substitution or exchange of any property, real or personal, tangible or intangible, guaranteeing payment of the Mortgage securing this Mortgage Note, and agree also to any other indulgence or forbearance whatsoever. Any such extension, release, modification, substitution, exchange, indulgence or forbearance may be made without notice to said party, and without in any way affecting the personal liability of any party obliged hereunder.

     "The holder of this Mortgage Note shall be entitled to the benefits and security afforded by Deed Number One which was executed on the date hereof before the undersigned Notary as security for this Mortgage Note and by any agreement executed by the undersigned assigning, pledging, or encumbering this Mortgage Note as security therefor, and may enforce the agreements of the undersigned contained in each of said instruments, and may exercise the remedies provided thereby or otherwise in respect thereof without being required first to foreclose the pledge or other lien or encumbrance so constituted upon this Mortgage Note, all in accordance with the terms of said instruments. No reference herein to said instruments, and no provision of this Mortgage Note or of said instruments, shall alter or impair the obligation of the undersigned hereon, which is joint and several, continuing, absolute and unconditional, nor shall such reference affect the negotiability hereof under the Negotiable Instruments Law of Puerto Rico. Recourse on this Mortgage Note is limited as provided in Deed Number One.

     The undersigned hereby submits to the venue of the Courts in the Commonwealth of Puerto Rico selected by the holder in case of legal action brought against the undersigned for the collection of this Mortgage Note.

     "In San Juan, Puerto Rico, this 7th day of February, 1991.

              "EL CONQUISTADOR PARTNERSHIP L.P.

                "By: Kumagai Caribbean, Inc.

     "(Signed)   By: Toru Fujita Ueda
                     --------------------------------
                     "Toru Fujita Ueda
                     "Vice President

                "By: WKA El Con Associates

     "(Signed)   By: Hugh Alanson Andrews
                     --------------------------------
                     "Hugh Alanson Andrews
                     "Authorized Signatory

     "Affidavit No. 98

     "Acknowledged and subscribed before me in San Juan, Puerto Rico, this 7th day of February, 1991, by Toru Fujita Ueda, of legal age, married, business executive and resident of San Juan, Puerto Rico, in his capacity as Vice President of KUMAGAI CARIBBEAN, INC., General Partner of EL CONQUISTADOR PARTNERSHIP L.P. , and by Hugh Alanson Andrew, of legal age, married, business executive and resident of San Juan, Puerto Rico in his capacity as Authorized Signatory of WKA EL CON ASSOCIATES, General Partner of EL CONQUISTADOR PARTNERSHIP L.P., identified by the means set forth in Article Seventeen "c" (17(c)) of the Notarial Law of Puerto Rico.

     (signed)    "Leonor M. Aguilar-Guerrero
                 "Notary Public"

     (Notarial Seal)

          (b) Mortgage Note B is literally transcribed herein as follows:

                                 "MORTGAGE NOTE

     "VALUE:       $6,612,000  Series B
     "DUE DATE:  ON DEMAND

     "FOR VALUE RECEIVED, on demand, the undersigned promises to pay to PUERTO RICO INDUSTRIAL, MEDICAL, EDUCATIONAL AND ENVIRONMENTAL POLLUTION CONTROL FACILITIES FINANCING AUTHORITY (hereinafter the "Authority") or its order, the principal sum of SIX MILLION SIX HUNDRED TWELVE THOUSAND DOLLARS ($6,612,000) with interest on the unpaid balance at a fluctuating annual rate (computed on the basis of a 360-day year and the actual number of days elapsed) equal to two percent (2%) over and above the "reference rate," as defined below, such fluctuating rate to change simultaneously with the changes in the reference rate, from the date of this Mortgage Note until full payment hereof. As used herein, the term "reference rate" shall mean at any time the lower of (i) the fluctuating rate of interest announced publicly from time to time by The Chase Manhattan Bank, N.A. in New York, New York as its "prime," "base," or "reference" rate and (ii) the fluctuating rate of interest announced publicly from time to time by Citibank, N.A. in New York, New York as its "prime," "base," or "reference" rate, it being understood that such rates shall not necessarily be the best or lowest rates of interest available to such bank's best or more preferred large commercial customers. Anything herein to the contrary notwithstanding, if the rate of interest required to be paid hereunder exceeds the rate lawfully chargeable, the rate of interest to be paid shall be automatically reduced to the maximum rate lawfully chargeable so that no amounts shall be charged which are in excess thereof, and, in the event it should be determined that any excess over such highest lawful rate has been charged or received, the holder hereof shall promptly refund such excess to the undersigned; provided, however, that, if lawful, any such excess shall be paid by the undersigned to the holder hereof as additional interest (accruing at a rate equal to the maximum legal rate minus the rate provided for hereunder) during any subsequent period when regular interest is accruing hereunder at less than the maximum legal rate. The Mortgagee shall be entitled to charge the maximum late charge permitted by law on any overdue principal under this Mortgaged Note. Interest hereunder shall be payable on demand, and payments of interest and principal shall be made at the office or domicile of the Authority within the Commonwealth of Puerto Rico, or at such other place as may be designated in writing by said Authority or any holder hereof.

     "The undersigned, and all others who may become liable for all or any part of this obligation whether as maker, principal, surety, guarantor or endorser, agree hereby to be jointly and severally liable and jointly and severally waive demand, presentment, protest, notice of dishonor and non-payment and any and all lack of diligence or delays in collection or enforcement hereof, and expressly agree to extend to the Authority or any holder hereof the right of set-off or compensation prior to, on or after maturity or default, and consent to any application of payment of any monies in possession of the Authority or any holder hereof belonging to the undersigned or any obligor hereunder related to this Mortgage Note and to any extension of time, modification of the terms of payment, releases of any party liable for this obligation, release substitution or exchange of any property, real or personal, tangible or intangible, guaranteeing payment of the Mortgage securing this Mortgage Note, and agree also to any other indulgence or forbearance whatsoever. Any such extension, release, modification, substitution, exchange, indulgence or forbearance may be made without notice to said party, and without in any way affecting the personal liability of any party obliged hereunder.

     "The holder of this Mortgage Note shall be entitled to the benefits and security afforded by Deed Number One which was executed on the date hereof before the undersigned Notary as security for this Mortgage Note and by any agreement executed by the undersigned assigning, pledging, or encumbering this Mortgage Note as security therefor, and may enforce the agreements of the undersigned contained in each of said instruments, and may exercise the remedies provided thereby or otherwise in respect thereof without being required first to foreclose the pledge or other lien or encumbrance so constituted upon this Mortgage Note, all in accordance with the terms of said instruments. No reference herein to said instruments, and no provision of this Mortgage Note or of said instruments, shall alter or impair the obligation of the undersigned hereon, which is joint and several, continuing, absolute and unconditional, nor shall such reference affect the negotiability hereof under the Negotiable Instruments Law of Puerto Rico. Recourse on this Mortgage Note is limited as provided in Deed Number One.

     The undersigned hereby submits to the venue of the Courts in the Commonwealth of Puerto Rico selected by the holder in case of legal action brought against the undersigned for the collection of this Mortgage Note.

     "In San Juan, Puerto Rico, this 7th day of February, 1991.

               "EL CONQUISTADOR PARTNERSHIP L.P.

                 "By:  Kumagai Caribbean, Inc.

     "(Signed)    By: Toru Fujita Ueda
                      --------------------------------
                      "Toru Fujita Ueda
                      "Vice President

                 "By: WKA El Con Associates

     "(Signed)   By:  Hugh Alanson Andrews
                      --------------------------------
                      "Hugh Alanson Andrews
                      "Authorized Signatory"

     "Affidavit No. 99

     "Acknowledged and subscribed before me in San Juan, Puerto Rico, this 7th day of February, 1991, by Toru Fujita Ueda, of legal age, married, business executive and resident of San Juan, Puerto Rico, in his capacity as Vice President of KUMAGAI CARIBBEAN, INC., General Partner of EL CONQUISTADOR PARTNERSHIP L.P., and by Hugh Alanson Andrew, of legal age, married, business executive and resident of San Juan, Puerto Rico in his capacity as Authorized Signatory of WKA EL CON ASSOCIATES, General Partner of EL CONQUISTADOR PARTNERSHIP L.P., identified by the means set forth in Article Seventeen "c" (17(c)) of the Notarial Law of Puerto Rico.

     (signed)    "Leonor M. Aguilar-Guerrero
                 "Notary Public"

     (Notarial Seal)

          (c) Mortgage Note C is literally transcribed herein as follows:

                                 "MORTGAGE NOTE

     "VALUE:       $20,000,000 Series C
     "DUE DATE:  ON DEMAND

     "FOR VALUE RECEIVED, on demand, the undersigned promises to pay to PUERTO RICO INDUSTRIAL, MEDICAL, EDUCATIONAL AND ENVIRONMENTAL POLLUTION CONTROL FACILITIES FINANCING AUTHORITY (hereinafter the "Authority") or its order, the principal sum of TWENTY MILLION DOLLARS ($20,000,000) with interest on the unpaid balance at a fluctuating annual rate (computed on the basis of a 360-day year and the actual number of days elapsed) equal to two percent (2%) over and above the "reference rate," as defined below, such fluctuating rate to change simultaneously with the changes in the reference rate, from the date of this Mortgage Note until full payment hereof. As used herein, the term "reference rate" shall mean at any time the lower of (i) the fluctuating rate of interest announced publicly from time to time by The Chase Manhattan Bank, N.A. in New York, New York as its "prime," "base," or "reference" rate and (ii) the fluctuating rate of interest announced publicly from time to time by Citibank, N.A. in New York, New York as its "prime," "base," or "reference" rate, it being understood that such rates shall not necessarily be the best or lowest rates of interest available to such bank's best or more preferred large commercial customers. Anything herein to the contrary notwithstanding, if the rate of interest required to be paid hereunder exceeds the rate lawfully chargeable, the rate of interest to be paid shall be automatically reduced to the maximum rate lawfully chargeable so that no amounts shall be charged which are in excess thereof, and, in the event it should be determined that any excess over such highest lawful rate has been charged or received, the holder hereof shall promptly refund such excess to the undersigned; provided, however, that, if lawful, any such excess shall be paid by the undersigned to the holder hereof as additional interest (accruing at a rate equal to the maximum legal rate minus the rate provided for hereunder) during any subsequent period when regular interest is accruing hereunder at less than the maximum legal rate. The Mortgagee shall be entitled to charge the maximum late charge permitted by law on any overdue principal under this Mortgaged Note. Interest hereunder shall be payable on demand, and payments of interest and principal shall be made at the office or domicile of the Authority within the Commonwealth of Puerto Rico, or at such other place as may be designated in writing by said Authority or any holder hereof.

     "The undersigned, and all others who may become liable for all or any part of this obligation whether as maker, principal, surety, guarantor or endorser, agree hereby to be jointly and severally liable and jointly and severally waive demand, presentment, protest, notice of dishonor and non-payment and any and all lack of diligence or delays in collection or enforcement hereof, and expressly agree to extend to the Authority or any holder hereof the right of set-off or compensation prior to, on or after maturity or default, and consent to any application of payment of any monies in possession of the Authority or any holder hereof belonging to the undersigned or any obligor hereunder related to this Mortgage Note and to any extension of time, modification of the terms and payment, releases of any party liable for this obligation, release substitution or exchange of any property, real or personal, tangible or intangible, guaranteeing payment of the Mortgage securing this Mortgage Note, and agree also to any other indulgence or forbearance whatsoever. Any such extension, release, modification, substitution, exchange, indulgence or forbearance may be made without notice to said party, and without in any way affecting the personal liability of any party obliged hereunder.

     "The holder of this Mortgage Note shall be entitled to the benefits and security afforded by Deed Number One which was executed on the date hereof before the undersigned Notary as security for this Mortgage Note and by any agreement executed by the undersigned assigning, pledging, or encumbering this Mortgage Note as security therefor, and may enforce the agreements of the undersigned contained in each of said instruments, and may exercise the remedies provided thereby or otherwise in respect thereof without being required first to foreclose the pledge or other lien or encumbrance so constituted upon this mortgage Note, all in accordance with the terms of said instruments. No reference herein to said instruments, and no provision of this Mortgage Note or of said instruments, shall alter or impair the obligation of the undersigned hereon, which is joint and several, continuing, absolute and unconditional, nor shall such reference affect the negotiability hereof under the Negotiable Instruments Law of Puerto Rico. Recourse on this Mortgage Note is limited as provided in Deed Number One.

     The undersigned hereby submits to the venue of the Courts in the Commonwealth of Puerto Rico selected by the holder in case of legal action brought against the undersigned for the collection of this Mortgage Note.

     "In San Juan, Puerto Rico, this 7th day of February, 1991.

          "EL CONQUISTADOR PARTNERSHIP L.P.

                  "By: Kumagai Caribbean, Inc.

      "(Signed)   By:  Toru Fujita Ueda
                       --------------------------------
                       "Toru Fujita Ueda
                       "Vice President

                  "By: WKA El Con Associates

      "(Signed)   By:  Hugh Alanson Andrews
                       --------------------------------
                       "Hugh Alanson Andrews
                       "Authorized Signatory

     "Affidavit No. 100

     "Acknowledged and subscribed before me in San Juan, Puerto Rico, this 7th day of February, 1991, by Toru Fujita Ueda, of legal age, married, business executive and resident of San Juan, Puerto Rico, in his capacity as Vice President of KUMAGAI CARIBBEAN, INC., General Partner of EL CONQUISTADOR PARTNERSHIP L.P., and by Hugh Alanson Andrew, of legal age, married, business executive and resident of San Juan, Puerto Rico in his capacity as Authorized Signatory of WKA EL CON ASSOCIATES, General Partner of EL CONQUISTADOR PARTNERSHIP L.P., identified by the means set forth in Article Seventeen "c" (17(c)) of the Notarial Law of Puerto Rico.

     (signed)     "Leonor M. Aguilar-Guerrero
                  "Notary Public"

     (Notarial Seal)

     FIFTEENTH: Deed in the Public Interest. (a) The Authority hereby states that its appearance in this Deed, made for its benefit, is in furtherance of the purpose for which the Authority was created and is a legitimate exercise of its powers. In approving the financing being provided to the Mortgagor and secured hereby, the Authority has determined that the Mortgage constituted by this Deed is in the public interest and serves the public purpose of promoting the economic development, health, welfare and safety of the people of the
Commonwealth of Puerto Rico, and that, therefore, under the provisions of Sections One Thousand Two Hundred Fifty-One (1251) to One Thousand Two Hundred Sixty-Nine (1269) of Title Twelve (12) of the

Laws of Puerto Rico Annotated (L.P.R.A.) and Section One Thousand Seven Hundred Seventy Subsection [c]) (1770[c]) of Title Thirty (30) of the Laws of Puerto Rico Annotated, the constitution and recording of this Mortgage is exempt from the payment and/or cancellation of all internal revenue stamps and recording fees.

          (b) If such exemption is held to be invalid, of if additional costs and expenses are otherwise incurred, then all costs and expenses of this Deed, of obtaining a certified copy or copies hereof, and of the registration of this instrument in the proper public registry (including, without limitation, the cost of all recording fees payable in connection with the initial recordation or subsequent cancellation of this Mortgage or fees for the cancellation of any revenue stamps affixed hereto); all expenses of such additional documentation as may hereafter be required, including the registration thereof in the appropriate sections of the Registry of Property, if such be required; and all expenses of all documents of cancellation, including the cost of registration thereof, and all other recording, filing, notarial or other fees, taxes and charges, shall be for the account of Mortgagor.

     SIXTEENTH: Disposition of Mortgaged Property. The Mortgagor covenants that it shall not sell, convey, mortgage, or otherwise dispose of or encumber the Mortgaged Property, any portion thereof, or any of the Mortgagor's right, title or interest therein without first securing the written consent of the Mortgagee, except to the extent otherwise permitted under any pledge agreement pursuant to which any of the Mortgage Notes has been pledged or assigned.

     SEVENTEENTH: (a) Events of Default. The following shall constitute "Events of Default" under this Mortgage, and the term "Event of Default" shall mean, wherever used with reference to this Mortgage, any one or more of the following occurrences:

          (i) any principal, interest or any other sums payable pursuant to any of the Mortgage Notes shall not be paid when due;

          (ii) any sums (other than those set forth in (i) above) payable pursuant to this Mortgage or any pledge agreement pursuant to which any of the Mortgage Notes has been pledged or assigned shall not be paid when due, and such failure shall continue for a period of thirty (30) days after notice is given to the Mortgagor by the Mortgagee, unless the Mortgagee shall agree to an extension of such time prior to its expiration;

          (iii) the Mortgagor shall fail in the due performance or observance of any covenant, agreement or term binding upon the Mortgagor obtained in this Mortgage, any of the Mortgage Notes or any pledge agreement pursuant to which any of the Mortgage Notes was pledged or assigned, other than those covenants, agreements or terms of which the Mortgagor's failure to perform would constitute another Event of Default referred to in this paragraph SEVENTEENTH, and such failure shall continue unremedied for more than ninety (90) days after notice thereof shall have been given to the Mortgagor by the Mortgagee or such shorter grace period provided for in any such document; provided, however, that if such failure cannot be corrected within such ninety (90) day period, it shall not constitute an Event of Default hereunder if corrective action is instituted by the Mortgagor within such period and diligently pursued until such failure is corrected;

          (iv) any warranty, representation or other statement made by or on behalf of the Mortgagor in or pursuant to this Mortgage, any pledge agreement pursuant to which any of the Mortgage Notes was pledged or assigned, or any document, instrument or certificate delivered in connection herewith or therewith shall prove to have been materially incorrect or misleading when made; provided, however, that if the incorrect or misleading nature of such warranty, representation or other statement is curable, such incorrect or misleading nature shall not be an Event of Default hereunder so long as the Mortgagor diligently proceeds to cure and cures such incorrect or misleading nature within ten (10) days after notice from the Mortgagee of such incorrect or misleading nature such that the original warranty, representation or other statement made shall then not be materially incorrect or misleading;

          (v) the occurrence of an Event of Default under and pursuant to the terms of any pledge agreement pursuant to which any of the Mortgage Notes has been pledged or otherwise encumbered; or

          (vi) the Mortgagor shall breach its covenant contained in Article Eighteenth hereof.

          To the extent that any circumstances constitute an Event of Default under any pledge agreement pursuant to which any of the Mortgage Notes may be pledged or assigned but would not otherwise constitute an Event of Default hereunder, then, notwithstanding the foregoing, such circumstances shall constitute an Event of Default hereunder.

          (b) Remedies. Upon the occurrence and continuance of an Event of Default hereunder or under any pledge agreement or other document pursuant to which any of the Mortgage Notes may be assigned, pledged or otherwise encumbered as collateral security, the Mortgagee, its successors and assigns, may, at its or their election:

          (i) declare all or any portion of the principal sum of and interest on all or any of the Mortgage Notes, along with all or any other sums payable under all or any of the Mortgage Notes, this Mortgage or any pledge agreement pursuant to which any of the Mortgage Notes has been pledged or assigned immediately due and payable;

          (ii) proceed to enforce the payment of all or any of the Mortgage Notes and/or to foreclose the lien of the Mortgage as against all or any part of the Mortgaged Property (by summary proceedings or otherwise) and to have the same sold under the judgment or decree of a court of competent jurisdiction; and/or

          (iii) enter upon and take possession of the Mortgaged Property or any part thereof by summary proceedings, ejectment or other legal proceedings and remove the Mortgagor and all other persons and any and all properties therefrom (to the extent permitted by law, other than pursuant to a foreclosure proceeding), and hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof. The Mortgagee shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except that any amounts so received by the Mortgagee shall be applied to pay all costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving and managing the Mortgaged Property or any part thereof, and any taxes, assessments or other charges prior to the Lien of this Mortgage which the Mortgagee may consider it necessary or desirable to pay, and any balance of such amounts shall be applied as determined by the Mortgagee in its sole and absolute discretion; and/or

          (iv) exercise any other remedy available at law or in equity.

     EIGHTEENTH: No Other Liens. (a) Subject to paragraph

Nineteenth below, relating to contests, the Mortgagor will not create or permit to be created or to remain, and will discharge, any Lien upon the Mortgaged Property or any part thereof other than the following (collectively, the "Permitted Encumbrances"): (a) the herein constituted Mortgage, (b) leases of commercial space at the Mortgaged Property, provided such leases are subordinate to the lien of this mortgage, (c) a second mortgage in favor of Government Development Bank for Puerto Rico, as per Deed Number Two (2) of Mortgage, dated February seventh (7th), nineteen hundred ninety-one (1991) before Notary Ramon Moran Loubriel, which will be filed for registration contemporaneously with this Mortgage in the Fajardo Section, Registry of Property of Puerto Rico, (d) easements or reservations with respect to the servicing of the Mortgaged Property for rights of way for electric transmission and distribution lines, telephone and telegraph lines, fuel, water, sewage and drainage pipelines and channels and all other similar purposes, provided that such easements and reservations are approved by the Mortgagee and do not, in any single case or in the aggregate, materially interfere with the occupancy or use of the Mortgaged Property, (e) statutory easement for access in favor of property owned by Justino Diaz Stantiti, provided that such easement does not materially interfere with the occupancy or use of the Mortgaged Property, and (f) any other liens or encumbrances specifically permitted by the terms of any pledge agreement pursuant to which any of the


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

Mortgage Notes has been pledged, assigned or otherwise encumbered.

     NINETEENTH: Payment of Impositions; Compliance with Legal Requirements and Contests.

          (a) Subject to subparagraph (c) below, the Mortgagor will pay or cause to be paid all Impositions before the same would become delinquent and before any fine, penalty, interest or cost may be added for non-payment of same. The
Mortgagor promptly will deliver to the Mortgagee after payment of such Impositions copies of official receipts or other evidence satisfactory to the Mortgagee evidencing the payment of any Imposition as required pursuant to this subparagraph (a).

          (b) The Mortgagor will comply promptly with any Legal Requirement and will furnish the Mortgagee, on demand, with the results of any requested official search made by a Governmental Authority regarding such compliance.

          (c) The Mortgagor, at its expense, and after prior written notice to Mortgagee and provided no Event of Default shall then have occurred and be continuing may contest in good faith by appropriate proceedings promptly initiated and conducted with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or any Lien upon the Mortgaged Property or the application of any instrument of record referred to in paragraph Eighteenth hereof and may defer payment thereof or compliance


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

therewith; provided that (i) in the case of any such unpaid Imposition or Lien, such proceedings shall suspend the collection thereof from the Mortgagor, the Mortgagee and the Mortgaged Property, (ii) in any case, the Mortgaged Property, any rent or other income therefrom or any part thereof or interest therein would not be in danger of being sold, forfeited, terminated, cancelled or lost, (iii) in the case of a Legal Requirement, neither the Mortgagor nor the Mortgagee would be subject to civil or criminal liability as a result of such deferral of compliance therewith, (iv) in any case, the Mortgagor shall have furnished such security if any, as may be required in the proceedings or as may be requested by the Mortgagee, (v) in any case, the payment of any sums required to be paid under any of the Mortgage Notes, this Mortgage, or any pledge agreement pursuant to which any of the Mortgage Notes may be pledged or assigned (other than any unpaid Imposition at the time being contested in accordance with this paragraph Nineteenth) shall not be interfered with or otherwise affected, and (vi) in any case, the Mortgagor shall hold the Mortgagee harmless of and from and indemnify the Mortgagee against any loss by reason of any such deferment.

     TWENTIETH: Additional Payments. If any action of proceeding shall be commenced or taken (including, without limitation, an action to foreclose this Mortgage, collect the indebtedness secured hereby or enforce the Mortgagee's rights under any of the Mortgage Notes) by


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

the Mortgagee, or any other Person, in which action or proceeding the Mortgage is involved or is made a party by reason of the execution and/or delivery of any of the Mortgage Notes, this Mortgage, any pledge agreement pursuant to which any of the Mortgage Notes has been pledged or assigned or any other documents or in which it becomes necessary to enforce, defend or uphold the lien on the Mortgaged Property pursuant to this Mortgage or any other documents (including, without limitation, any pledge agreement) or the Mortgagee's rights under any of the Mortgage Notes or any other documents (including, without limitation, any pledge agreement), all sums paid by the Mortgagee for the expense of any such action or litigation shall be paid by the Mortgagor to the Mortgagee promptly after demand. The Mortgagor will hold the Mortgagee harmless against any and all liability with respect to any mortgage recording or intangible personal property tax or fees or similar imposition now or hereafter in effect, to the extent that the same may be payable by the Mortgagee with respect to this Mortgage, any of the Mortgage Notes, any pledge agreement, or any other related document. Any amounts due and payable to the Mortgagee under this paragraph that are not paid within fifteen (15) days after written demand therefor by the Mortgagee shall bear interest at the rate then applicable under the terms of Mortgage Note A, from the date of such demand, and such amounts, together with such interest, shall be deemed to be indebtedness secured by this Mortgage.


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

In the event any action, suit or proceeding is brought against the Mortgagee by reason of any such occurrence, the Mortgagor upon request by the Mortgagee will, at the Mortgagor's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended, either by counsel designated by the Mortgagor and approved by the Mortgagee, or where such occurrence is covered by liability insurance, by counsel designated by the insurer. The obligations of the Mortgagor under this paragraph Twentieth shall survive the termination or satisfaction of this Mortgage.

     TWENTY-FIRST: Application of Foreclosure Proceeds. The proceeds of any foreclosure sale of the Mortgaged Property or any part thereof shall be applied in accordance with the provisions of any pledge agreements pursuant to which the Mortgage Notes may be pledged or assigned, or if no such agreements exist, the proceeds of any such foreclosure shall be applied as follows:

     First: All taxes, assessments or liens prior to the lien of this Mortgage that the Mortgagee may consider necessary or desirable to pay, the costs and expenses (including without limitation, attorney's fees and expenses) of collection, including the costs and expenses of any foreclosure or sale of the Mortgaged Property, the costs and expenses of entering upon, taking possession of or holding, operating and managing the Mortgaged Property, as the case may be, and of the enforcement of


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

any remedies hereunder, including court costs and expenses, and reasonable compensation to the Mortgagee's agents, attorneys and counsel, and all expenses, liabilities and advances incurred or made by the Mortgagee with respect to such foreclosure;

     Second: All amounts disbursed for costs incurred by the Mortgagee, other than on account of principal and interest thereon due on all indebtedness of the Mortgagor secured by the Mortgage Notes, under this Mortgage, any pledge agreements pursuant to which any of the Mortgage Notes may be pledged or assigned or any documents secured thereby, plus accrued interest thereon;

     Third: All amounts of interest and principal due and unpaid on all indebtedness of the Mortgagor secured by any of the Mortgage Notes, any pledge agreement pursuant to which any of the Mortgage Notes may be pledged or assigned or any documents secured thereby; and

     Fourth: The balance, if any, to the Mortgagor, or to any other person or legal entity who may be legally entitled thereto, or as a court of competent jurisdiction may otherwise direct.

     TWENTY-SECOND: Remedies Cumulative. Each right, power and remedy of the Mortgagee provided for in this Deed shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed or in any agreement between the Mortgagor and the Mortgagee secured by the Mortgage Notes, or in


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

any pledge agreements pursuant to which the Mortgage Notes have been pledged or assigned, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Mortgagee of any one or more of the rights, powers or remedies provided for in this Deed or in any agreement between the Mortgagor and the Mortgagee secured by the Mortgage Notes, or in any pledge agreements pursuant to which the Mortgage Notes have been pledged or assigned, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Mortgagee of any or all such other rights, powers or remedies. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provision of any applicable law. If any provision of this Deed shall be held to be invalid, illegal or unenforceable, the validity of other provisions of this Deed shall in no way be affected thereby.

     TWENTY-THIRD: No Waiver of Remedies. No failure by the Mortgagee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Deed or the Mortgage constituted herein, which shall continue in full force and effect with respect to any other then exiting or subsequent breach. Any action, suit or proceeding brought by the Mortgagee against the Mortgagor pursuant to any of the terms of this Mortgage or otherwise, and any claim made by the Mortgagee hereunder may be compromised, withdrawn or otherwise dealt with by the Mortgagee without any notice to or approval of the Mortgagor. Nothing contained in this Deed shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof or any claim that any lien based on the performance of such labor or services or the furnishings of any such materials or other property is prior to the lien of this Mortgage.

     TWENTY-FOURTH: Notices. All notices to and demands and requests upon or from the Mortgagor under this Deed shall be made in the manner called for in any pledge agreements pursuant to which the Mortgage Notes have been pledged or assigned; otherwise, such notices shall be in writing and shall be deemed to have been properly given or


                                       53



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

made if sent by United States registered or certified mail, postage prepaid, return receipt requested, addressed to the Mortgagor or the Mortgagee, as the case may be, at such place as the Mortgagor or the Mortgagee may have furnished to each other in writing. All such notices, demands and requests shall be effective when received at the address specified as aforesaid.

     TWENTY-FIFTH: Interim Sums. The Mortgagee will have the right from time to time to sue for any sums whether for interest, damages for failure to pay principal or any installment thereof, taxes, or any other sums required to be paid under the terms of this Mortgage, any pledge agreements pursuant to which the Mortgage Notes have been pledged or assigned or any other related documents as the same become due, without regard to whether or not the principal sum or any other sum evidenced by any of the Mortgage Note and secured by this Mortgage becomes due and without prejudice to the right of the Mortgagee thereafter to bring an action of foreclosure, or any other action, as a consequence of a Default or event of Default existing at the time such earlier action was commenced.

     TWENTY-SIXTH: No Credits on Account of the Debt. The Mortgagor will not claim or demand or be entitled to any credit or credits on account of the indebtedness secured by this Mortgage for any part of the Impositions assessed against the Mortgaged Property or any part


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
thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the indebtedness secured by this Mortgage.

     TWENTY-SEVENTH: Inspection. The Mortgagor will permit the Mortgagee and any representatives designated by the Mortgagee to visit and inspect the Mortgaged Property, or any part thereof, (i) in an Emergency, at any time and (ii) at all other times, during normal business hours and upon reasonable notice, or as otherwise permitted pursuant to the terms of any pledge agreement pursuant to which any of the Mortgage Notes may have been pledged or assigned. The Mortgagee shall not have any duty to make any such inspection and shall not incur any liability or obligation for not making any such inspection or, once having undertaken any such inspection, for making the inspection, not making the same carefully or properly, or for not completing the same; nor shall the fact that such inspection may not have been made by the Mortgagee relieve the Mortgagor of any obligations that it may otherwise have under this Mortgage.

     TWENTY-EIGHTH: Actions and Proceedings. Except as otherwise provided in any pledge agreements


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

pursuant to which the Mortgage Notes may have been pledged or assigned, the Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property, and to bring any action or proceeding, in the name and on behalf of the Mortgagor, which the Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property, provided that unless an Event of Default shall have occurred and be continuing at the time the Mortgagee first appears in or brings any such action or proceeding, prior to the Mortgagee's appearance in or bringing of any such action or proceeding, the Mortgagee shall give the Mortgagor notice of the Mortgagee's intention with respect thereto.

     TWENTY NINTH: Officers of Mortgagee Not Liable. All covenants, stipulations, promises, agreements and obligations of the Mortgagee contained herein shall be deemed to be covenants, stipulations, promises, agreements and obligations of the Mortgagee and not of any member of the governing body of the Mortgagee or any officer, agent, servant or employee of the Mortgagee in his individual capacity, and no recourse shall be had for any


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

claim based thereon or hereunder against any member of the governing body of the Mortgagee or any officer, agent, servant or employee of the Mortgagee.

     THIRTIETH: No Charge Against Mortgagee Credit. No provision hereof shall be construed to impose a charge against the general credit of the Mortgagee or shall impose any personal or pecuniary liability upon any director, official or employee of the Mortgagee.

     THIRTY-FIRST: Mortgagee Not Liable. Notwithstanding any other provision of this Deed, (a) the Mortgagee shall not be liable to the Mortgagor or any other person for any failure of the Mortgagee to take action under this Deed unless the Mortgagee (i) is requested in writing by an appropriate Person to take such action and (ii) is assured of payment of or reimbursement for any expenses in such action, and (b) except with respect to any action for specific performance or any action in the nature of a prohibitory or mandatory injunction, neither the Mortgagee nor any director of the Mortgagee or any other official or employee of the Mortgagee shall be liable to the Mortgagor or any other person for any action taken by it or by its officers, servants, agents or employees, or for any


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

failure to take action under this Deed. In acting under this Deed, or in refraining from acting under this Deed, the Mortgagee may conclusively rely on the advice of its legal counsel.

     THIRTY-SECOND. Waivers. In view of the assignment of the Mortgagee's rights under and interest in this Deed to the Trustee by the provisions of the Trust Agreement and in view of any pledge agreements pursuant to which the Mortgage Notes may be pledged or assigned, the Mortgagee shall have no power to waive the performance by the Mortgagor of any provision hereunder or extend the time for the correction of any default of the Mortgagor without the consent of the Trustee to such waiver by the Trustee and by any pledgees under any such pledge agreement.

     THIRTY-THIRD. Waiver of Moratorium and Redemption. The Mortgagor, to the full extent that it may lawfully do so, agrees that it will not at any time insist upon, plead or in any way take advantage of and hereby waives any redemption or moratorium law now or hereafter in force and effect which would prevent or hinder the enforcement of the provisions of this Deed or any rights or


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
remedies the Mortgagee may have hereunder or by law.

     THIRTY-FOURTH: Limitation of Liability. Notwithstanding anything to the contrary contained in this Mortgage, no recourse shall be had, whether by levy or execution or otherwise, for the payment of the principal of or interest on, or other amounts owed hereunder or under any of the Mortgage Notes, or for any claim based on this Mortgage or in respect thereof, against any partner of the Mortgagor or any predecessor, successor or affiliate of any such partner or any of their assets (other than from the interest of such partner in the Mortgagor), or against any principal, partner, shareholder, officer, director, agent or employee of any such partner (other than from the interest of any such person in such partner), nor shall any such persons be personally liable for any such amount or claims, or liable for any deficiency judgment based thereon or with respect thereto, it being expressly understood that the sole remedies of the Mortgagee with respect to such amounts and claims shall be against the assets of the Mortgagor, including the Mortgaged Property, and that all such liability of the aforesaid persons, except as otherwise expressly provided herein, is expressly waived and released as a


                                       59



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

condition of and as consideration for the execution of the Mortgage; provided, however, that (A) nothing contained in this Mortgage (including, without limitation, the provisions of this paragraph Thirty-Fourth) shall constitute a waiver of any indebtedness of Mortgagor evidenced hereby or of any of the Mortgagor's other obligations under such other instruments executed in connection herewith or shall be taken to prevent recourse to and the enforcement against the Mortgagor, of all the liabilities, obligations and undertakings contained in this Mortgage; (B) this paragraph Thirty-Fourth shall not be applicable to a breach by any person of any independent obligation to the Mortgagee, including, but not limited to any other obligations of any Person under any other guarantee or indemnity agreement executed or delivered in connection herewith or with any pledge agreements pursuant to which any of the Mortgage Notes is pledged or assigned and (C) this paragraph Thirty-Fourth shall not be applicable to the active party in the event of (1) fraud by such party,
(2) misappropriation of funds or other property by such party or (3) damage to the Mortgaged Property or any part thereof intentionally inflicted in bad faith by such party.


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

For the purposes of the foregoing, the term "shareholder" shall be deemed to include the shareholders of any corporation which is a shareholder of a corporation and the term "partner" shall be deemed to include the partners of any partnership which is a partner of a partnership.

     THIRTY-FIFTH: Satisfaction of Debt. Should the Mortgagor satisfy any of the Mortgage Notes or the obligations hereunder, under any of the Mortgage Notes and under any pledge agreements pursuant to which the Mortgage Notes are pledged or assigned, in the time and manner heretofore set forth, and comply with, and execute all agreements and stipulations required herein, then the Mortgagee shall execute in its favor the corresponding release and shall endorse to Mortgagor or its nominee the respective Mortgage Note so satisfied without recourse, representations and warranties, or at Mortgagor's election shall endorse the same for cancellation purposes only delivering said Mortgage Note so endorsed to the Mortgagor, except to the extent otherwise provided in any pledge agreements pursuant to which they have been assigned.

     ACCEPTANCE, WARNINGS AND EXECUTION

     The appearing parties accept this Deed as drafted and fully ratify and confirm the statements contained herein as the true and exact embodiment of their stipulations, terms and conditions. I, the Notary, made to the appearing parties the necessary legal reserves and warnings concerning the execution of this Deed and they were fully advised by me thereon. Specifically, I advised the appearing parties with respect to:

     (a) The meaning and legal effects of the acts consummated pursuant to this Deed, having asked each of the persons appearing herein whether they had any further questions and allowing each of them ample time and opportunity to ask questions and to understand and comprehend the meaning, legal nature and effects of their acts;

     (b) That any liens or encumbrances or any other matter affecting the title to the Land that may be filed for recordation with the Registry of Property prior to the filing of this Deed may be legally binding and could take precedence over this Deed;

     (c) The advisability for the Mortgagee to obtain an insurance policy insuring its interest over the Land;

     (d) The advisability of the parties to have


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

someone with the appropriate expertise conduct an investigation to determine the environmental conditions of the Land;

     (f)  that   recordation  at  the  Registry  of  Property  of  the  Mortgage
constituted by this Deed is conditioned upon the recordation of the documents described in Paragraph FIRST;

     (g) That the full effectiveness of this Deed is subordinated to the presentation of documentary evidence confirming the authority of the persons appearing herein.

     I, the Notary, certify that this Deed was read by the persons appearing herein; that I advised them of their right to have witnesses present at the execution hereof, which right they waived; that I advised them of the legal effect of this Deed; that they acknowledged that they understood the contents of this Deed and such legal effect; and that thereupon they signed this Deed before me and affixed their initials to each and every page hereof.


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